UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2008

Shire Limited
________________________________________________________________________________
(Exact name of registrant as specified in its charter)

England and Wales
________________________________________________________________________________
(State or other jurisdiction of incorporation)

0-29630                                                  98-0484822
(Commission File Number)                (IRS Employer Identification No.)

Hampshire International Business Park, Chineham, Basingstoke,
Hampshire RG24 8EP England
________________________________________________________________________________
(Address of principal executive offices)                              (Zip code)

Registrant's telephone number, including area code               44 1256 894 000

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.f13e-4(c))

On May 23, 2008, Shire Limited, a public company limited by shares incorporated in Jersey (“Shire Limited”), became the holding company of Shire plc, a public limited company incorporated in England and Wales (“Shire”), pursuant to a scheme of arrangement under Sections 895 to 899 of the United Kingdom Companies Act 2006 that was approved by the High Court of Justice in England and Wales and the shareholders of Shire plc (the “Scheme of Arrangement”).

Item 1.01. Entry into a Material Definitive Agreement

Facility Agreement

With effect from May 23, 2008, Shire entered into an accession and amendment deed dated April 15, 2008 between Shire Limited, Shire, certain subsidiaries of Shire and Barclays Bank PLC as Facility Agent (the “Accession and Amendment Deed”) relating to a US $1,200,000,000 facility agreement dated February 20, 2007 (as amended by a syndication and amendment agreement dated July 19, 2007) between, among others, ABN AMRO Bank N.V., Barclays Capital, Citigroup Global Markets Limited, The Royal Bank of Scotland plc, Lloyds TSB Bank plc, Bank of America, N.A. and Morgan Stanley Bank (the “Facility Agreement”).  The following is a description of the material amendments to the Facility Agreement, effected pursuant to the Accession and Amendment Deed, which took effect on May 28, 2008, immediately prior to the Scheme of Arrangement becoming effective.

Shire Limited acceded to the Facility Agreement as a borrower and guarantor, and Shire Holdings UK Limited, a wholly-owned subsidiary of Shire, acceded to the Facility Agreement as a borrower.  Shire ceased to be a party to the Facility Agreement as a guarantor (although it remains a party to the Facility Agreement as a borrower).  The Facility Agreement was amended and restated in order to take account of the fact that Shire Limited is incorporated in Jersey and tax resident in the Republic of Ireland, exclude the Scheme of Arrangement between Shire and its shareholders from the mandatory prepayment provisions contained in the Facility Agreement, and amend the financial covenants contained in the Facility Agreement in order to ensure that if the level of interest awarded in the Transkaryotic Therapies Inc. appraisal rights litigation differs from that provided for in Shire’s accounts, any excess or shortfall would be treated as if it had been provided for on a pro rata basis in accounting periods up to the time of judgement, to avoid a technical breach of the Facility Agreement in the accounting period in which the judgement occurs.

The Accession and Amendment Deed is governed by English law.

The foregoing description of the Accession and Amendment Deed does not purport to be complete and is qualified in its entirety by reference to the Accession and Amendment Deed. A copy of the Accession and Amendment Deed is filed herewith as Exhibit 10.01.  A description of the material financial terms of the Facility Agreement is available in Shire’s Annual Report on Form 10-K for the year ended December 31, 2007.

2.75% Convertible Bonds due 2014

Shire entered into :

(i)           a supplemental trust deed dated April 15, 2008 between Shire Limited, Shire and BNY Corporate Trustee Services Limited as Trustee (the “Supplemental Trust Deed”) relating to a trust deed dated May 9, 2007 (the “Trust Deed”) constituting the US $1,100,000,000 2.75% Convertible Bonds due 2014 (the “Convertible Bonds”) originally issued by Shire; and

(ii)           an accession and amendment agreement dated April 15, 2008 between Shire Limited, Shire, BNY Corporate Trustee Services Limited as Trustee and The Bank of New York as Paying and Conversion Agent (the “Accession and Amendment Agreement”) relating to a paying and conversion agency agreement dated May 9, 2007 (the “Agency Agreement”) between Shire, BNY Corporate Trustee Services Limited as Trustee and The Bank of New York as Paying and Conversion Agent.

The following is a description of the material amendments to the Trust Deed, effected pursuant to the Supplemental Trust Deed, and to the Agency Agreement, effected pursuant to the Accession and Amendment Agreement, each of which took effect on May 23, 2008, immediately prior to the Scheme of Arrangement becoming effective.

Shire Limited was substituted in place of Shire as principal obligor under, and issuer of, the Convertible Bonds, and Shire Limited acceded to, and assumed all Shire’s obligations under, the Trust Deed and the Agency Agreement.  Shire ceased to be a party to the Trust Deed and the Agency Agreement.  The Trust Deed, the Agency Agreement and

the terms and conditions of the Convertible Bonds were amended and restated in order to, among other things, provide that the Convertible Bonds will, following the substitution, be convertible into ordinary shares of Shire Limited.

The foregoing description of the Supplemental Trust Deed and the Accession and Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the Supplemental Trust Deed and the Accession and Amendment Agreement, copies of which are filed herewith as Exhibits 10.02 and 10.03, respectively.  A description of the material financial terms of the Convertible Bonds is available in Shire’s Annual Report on Form 10-K for the year ended December 31, 2007.

Assignment and Novation Agreement relating to the Deposit Agreement

On April 16, 2008, prior to the effectiveness of the Scheme of Arrangement, Shire, Shire Limited and JPMorgan Chase Bank, N.A. (the “Depositary”) entered into an assignment and novation agreement (the “Deposit Assignment and Novation Agreement”) in respect of Shire’s existing deposit agreement entered into with the Depositary on November 21, 2005 (the “Deposit Agreement”) whereby Shire Limited was substituted in place of Shire as a party to the Deposit Agreement.  No material changes were made to the Deposit Agreement except that, as a result of the Deposit Assignment and Novation Agreement, the Depositary will be required to make an election on behalf of all holders of Shire Limited American Depositary Shares (“Shire Limited ADSs”) such that, if the Shire Limited Board of Directors passes a resolution approving the income access share arrangements (as described below), then, to the extent that such arrangements are effected and operated, such holders will receive dividends from Shire under the income access share arrangements.

The foregoing description of the Deposit Assignment and Novation Agreement does not purport to be complete and is qualified in its entirety by reference to the Deposit Assignment and Novation Agreement. Copies of the Deposit Assignment and Novation Agreement and the Deposit Agreement are filed herewith as Exhibit 4.01 and Exhibit 4.02, respectively.

Income Access Share Arrangements

Shire Limited intends to put into place, subject to the passing of a Board resolution by Shire Limited, income access share arrangements. If implemented, and to the extent they are operated, these arrangements will mean that Shire Limited ordinary shareholders, other than Shire Limited ADS holders, are able to choose whether they receive their dividends from a company resident for tax purposes in the Republic of Ireland (i.e., Shire Limited) or receive their dividends under the income access share arrangements from a company resident for tax purposes in the UK (i.e., Shire).

If the Shire Limited Board of Directors passes a resolution approving the income access share arrangements, then, to the extent that such arrangements are effected and operated, Shire will issue one income access share which will be held by the income access share trustee pursuant to the income access share trust. The income access share trust will be constituted pursuant to a trust deed which will provide that (inter alia):

(i) the income access share trustee will hold any dividends paid (not just declared) on the income access share on trust for the Shire Limited ordinary shareholders who have elected (or are deemed to have elected) to receive dividends pursuant to these arrangements;

(ii) the income access share itself will be held on trust for Shire Limited; and

(iii) each registered holder of Shire Limited ordinary shares on a dividend record date who has made (or is deemed to have made) a valid income access share election (described below) will be entitled to receive from the income access share trustee an amount equal to the dividend it would have received from Shire Limited, to the extent the income access share trustee has actually received an amount equal to such amount by way of dividend from Shire.

To ensure compliance with technical trust law rules, the period during which the income access share trust may continue will be restricted. However, the income access share trust should be able to continue for 80 years.

This mechanism will be reflected in the articles of association of both Shire Limited and Shire so that, if the Shire Limited Board of Directors passes a resolution approving the income access share arrangements and such arrangements are effected and operated, the mechanics of the arrangements will be as follows.

The Shire Limited articles of association provide that if (i) a dividend is announced or declared by Shire Limited on the Shire Limited ordinary shares, (ii) an amount is paid by Shire by way of a dividend on the income access share to the income access share trustee, and (iii) such amount is paid by the income access share trustee to the Shire Limited ordinary shareholders who have elected (or are deemed to have elected) to receive dividends under these arrangements, the dividend which would otherwise be payable by Shire Limited to such Shire Limited ordinary shareholders will be reduced by an amount equal to the amount paid to such Shire Limited ordinary shareholders by the income access share trustee.

If the dividend paid on the income access share and on-paid by the income access share trustee to the Shire Limited ordinary shareholders is less than the total amount of the dividend announced or declared by Shire Limited on the Shire Limited ordinary shares in respect of which an election has been made (or is deemed to have been made) to receive dividends under these arrangements, Shire Limited will be obliged to pay a dividend on the Shire Limited ordinary shares to those Shire Limited ordinary shareholders who have so elected (or are deemed to have so elected) of the amount of the shortfall. In such a case, any dividend paid on the Shire Limited ordinary shares will generally be subject to Irish withholding tax at the rate of 20% or such lower rate as may be applicable under exemptions from withholding tax contained in Irish law.

A Shire Limited ordinary shareholder will be entitled to make an income access share election such that, if the Shire Limited Board of Directors passes a resolution approving the income access share arrangements, then, to the extent that such arrangements are effected and operated, he will receive his dividends (which would otherwise be payable by Shire Limited) under these arrangements from Shire.

A Shire Limited ordinary shareholder who holds 25,000 or fewer Shire Limited ordinary shares at the time he became a Shire Limited ordinary shareholder pursuant to the Scheme of Arrangement, and who does not make a contrary election, will be deemed to have made an election (pursuant to the Shire Limited articles of association) such that, if the Shire Limited Board of Directors passes a resolution approving the income access share arrangements, then, to the extent that such arrangements are effected and operated, he will receive his dividends under these arrangements from Shire.

Equally, where a Shire Limited ordinary shareholder who first acquires his Shire Limited ordinary shares after the date hereof, who holds 25,000 or fewer Shire Limited ordinary shares on the first dividend record date after he becomes a Shire Limited ordinary shareholder, and who does not make a contrary election, will be deemed to have made an election (pursuant to the Shire Limited articles of association) such that, if the Shire Limited Board of Directors passes a resolution approving the income access share arrangements, then, to the extent that such arrangements are effected and operated, he will receive his dividends under these arrangements from Shire.

In accordance with the provisions of the Shire Limited ADS deposit agreement, the Depositary will be required to make an election on behalf of all holders of Shire Limited ADSs such that, if the Shire Limited Board of Directors passes a resolution approving the income access share arrangements, then, to the extent that such arrangements are effected and operated, they will receive dividends from Shire under the income access share arrangements. Dividends paid by Shire under the income access share arrangements will not under current legislation be subject to any UK or Irish withholding taxes. If these arrangements are adopted and a holder of Shire Limited ADSs does not wish to receive dividends from Shire under the income access share arrangements, he must withdraw his Shire Limited ordinary shares from the Shire Limited ADS program prior to the dividend record date set by the Depositary and request delivery of the Shire Limited ordinary shares. This will enable him to receive dividends from Shire Limited (if necessary, by making an election to that effect).

The forms for making an income access share election (or for opting out of the income access share election for those Shire Limited ordinary shareholders who would otherwise be deemed to have made the income access share election) are available from Shire Limited’s registrars Equiniti (Jersey) Limited at PO Box 63, 11-12 Esplanade, St. Helier, Jersey JE4 8PH or Equiniti at Aspect House, Spencer Road, Lancing, West Sussex BN99 6DA.

Any income access share election made or deemed to have been made shall remain effective unless and until a contrary election is made to Shire Limited. If these arrangements are adopted, any Shire Limited ordinary shareholder will be able to elect at any time to change the way in which he receives his future dividends by notifying Shire Limited to that effect in writing. Such notification must be made in writing to Equiniti at Aspect House, Spencer Road, Lancing, West Sussex, BN99 6DA.

If the Shire Limited Board of Directors passes a resolution approving the income access share arrangements and such arrangements are effected and operated, it is the expectation, although there can be no certainty, that dividends will be paid by Shire through the income access share trustee to Shire Limited ordinary shareholders who make (or are deemed to make) an income access share election.

If the Shire Limited Board of Directors passes a resolution approving the income access share arrangements and such arrangements are effected and operated, it is the expectation, although there can be no certainty, that Shire will distribute dividends on the income access share to the income access share trustee for the benefit of all Shire Limited ordinary shareholders who make (or are deemed to make) an income access share election in an amount equal to what would have been such Shire Limited ordinary shareholders’ entitlement to dividends from Shire Limited in the absence of the income access share election. To the extent that any dividend paid on the income access share to the income access share trustee and on-paid by the income access share trustee to the Shire Limited ordinary shareholders is less than an amount equal to what would have been such Shire Limited ordinary shareholders’ entitlement to dividends from Shire Limited in the absence of the income access share election, the dividend on the income access share received by the income access share trustee will be allocated pro rata to such Shire Limited ordinary shareholders and Shire Limited will pay the balance by way of dividend. In such circumstances, there will be no grossing up by Shire Limited in respect of, and Shire and Shire Limited will not compensate those Shire Limited ordinary shareholders for, any adverse consequences including any Irish withholding tax consequences.

Shire Limited will be able to suspend or terminate these arrangements at any time, in which case the full Shire Limited dividend will be paid directly by Shire Limited to those Shire Limited ordinary shareholders (including the Depositary) who have made (or are deemed to have made) an income access share election. In such circumstances, there will be no grossing up by Shire Limited in respect of, and Shire and Shire Limited will not compensate those Shire Limited ordinary shareholders for, any adverse consequences including any Irish withholding tax consequences.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Facility Agreement

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

2.75% Convertible Bonds due 2014

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 8.01. Other Events

Registration of Securities pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended

On May 23, 2008, Shire Limited became the holding company of Shire pursuant to the Scheme of Arrangement under Sections 895 to 899 of the United Kingdom Companies Act 2006 that was approved by the High Court of Justice in England and Wales and the shareholders of Shire. Pursuant to the Scheme of Arrangement, ordinary shares, each having a nominal value of £0.05, of Shire (“Shire Ordinary Shares”) were exchanged for ordinary shares, each having a nominal value of £0.05, of Shire Limited  (“Shire Limited Ordinary Shares”), on a one-for-one basis. As a result of the Scheme of Arrangement, Shire is now a wholly-owned subsidiary of Shire Limited. The Shire Limited Ordinary Shares carry substantially the same rights as did the Shire Ordinary Shares.

The Shire Limited Ordinary Shares issued in the Scheme of Arrangement were not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration set forth in Section 3(a)(10) of the Securities Act. The Scheme of Arrangement did not involve any payment for the Shire Limited Ordinary Shares.

Shire Limited has the same Board of Directors, management and corporate governance arrangements as Shire had before the effectiveness of the Scheme of Arrangement. Shire Limited is listed on the Official List of the United Kingdom Listing Authority and admitted to trading on the London Stock Exchange in Shire’s place. The consolidated assets and liabilities of Shire Limited immediately after the effective time of the Scheme of Arrangement are substantially the same as the consolidated assets and liabilities of Shire immediately prior thereto.

The Shire Ordinary Shares underlying the Shire American Depositary Shares (the “Shire ADSs”), each Shire ADS representing three Shire Ordinary Shares, participated in the Scheme of Arrangement like all other Shire Ordinary Shares.  In conjunction with the Scheme of Arrangement, Shire Limited entered into an assignment and novation agreement of Shire’s existing deposit agreement with the Depositary, attached as an exhibit to this Current Report on Form 8-K,  whereby Shire Limited was substituted in place of Shire, and Shire ADSs were replaced by Shire Limited ADSs, each representing three Shire Limited Ordinary Shares, on a one-for-one basis, effective at the opening of trading on May 23, 2008. The Scheme of Arrangement did not involve any payment for the Shire Limited ADSs. Shire Limited has entered into a listing agreement with NASDAQ as the successor to Shire and the Shire Limited ADSs are being traded on the NASDAQ Global Select Market under the same symbol under which the Shire ADSs were previously traded, namely “SHPGY.”

A copy of the press release announcing the completion of the Scheme of Arrangement is attached as exhibit 99.03 to this Current Report on Form 8-K.

This Form 8-K is being filed by Shire Limited as the initial report of Shire Limited to the Securities and Exchange Commission and as notice that Shire Limited is the successor issuer to Shire pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Prior to the Scheme of Arrangement becoming effective, the Shire ADSs were registered pursuant to Section 12(b) of the Exchange Act. Under Rule 12g-3(a), the Shire Limited ADSs are now deemed to be registered under Section 12(b) of the Exchange Act.

Reduction of Capital

It is intended that Shire Limited will make an application to the Jersey Court to implement a reduction of the share capital of Shire Limited (the “Reduction of Capital”).  Upon the Reduction of Capital becoming effective, US$3,700,000,000 or, if less, all amounts, standing to the credit of Shire Limited’s share premium account will be re-characterized as a distributable reserve. This is a legal and accounting adjustment and will not in and of itself have any direct impact on the market value of the Shire Limited Ordinary Shares or the number of Shire Limited Ordinary Shares held by each Shire Limited ordinary shareholder. The purpose of the Reduction of Capital is to create a distributable reserve which would be available to be distributed as dividends, at the discretion of the directors of Shire Limited, from time to time or for any other lawful purpose to which such a reserve may be applied (including share buybacks).  The Reduction of Capital is designed to create in Shire Limited a level of distributable reserves similar to that currently available to Shire and to enable Shire Limited to continue Shire’s existing dividend policy in a financially and operationally efficient manner.

The Reduction of Capital is expected to be approved by the Jersey Court on June 11, 2008 and to take effect on June 12, 2008.

Description of Shire Limited Share Capital and American Depositary Shares

A description of Shire Limited’s share capital, a description of Shire Limited’s American Depositary Shares and American Depositary Receipts, a form of Shire Limited’s ordinary share certificate and a form of Shire Limited’s American Depositary Receipt certificate are included in Exhibits 99.01, 99.02, 4.03 and 4.04 hereto, respectively, and are incorporated by reference herein.

Employment Agreements

On April 7, 2008, the Board of Directors of Shire unanimously approved the novation of the service contracts of the executive directors in connection with the Scheme of Arrangement.

On May 20, 2008, Shire Executive Services Inc., a wholly-owned subsidiary of Shire (“Shire Executive Services”), entered into an amendment agreement (the “Amendment Agreement”) with Matthew Emmens, the chief executive officer and chairman of the Board of Directors of Shire Executive Services, the chairman of the Board of Directors of Shire US Inc., a wholly-owned subsidiary of Shire (“Shire US”), and at that time the chief executive officer of Shire. The Amendment Agreement amends the amended and restated employment agreement dated November 21, 2005 (the “Emmens Employment Agreement”) relating to the employment of Mr. Emmens in the foregoing capacities. Pursuant to the amendment agreement, in connection with the Scheme of Arrangement, the Emmens Employment Agreement will apply to Mr. Emmens’ services as the chief executive officer of Shire Limited rather than his service as chief executive officer of Shire.

In connection with the Amendment Agreement and to replace the ratification and guaranty given by Shire and Shire US in respect of the Emmens Employment Agreement, on May 20, 2008, Shire Limited and Shire US entered into a ratification and guaranty (the “Ratification and Guaranty”) confirming and ratifying the Emmens Employment Agreement. In addition, each of Shire Limited and Shire US jointly and severally irrevocably guaranteed to Mr. Emmens the prompt performance and payment of all obligations of Shire Executive Services to Mr. Emmens under the Emmens Employment Agreement.

On April 11, 2008, Shire Limited and Shire on one hand and Angus Russell, finance director for the Shire group, on the other hand, entered into a novation agreement (the “Novation Agreement”). Under the Novation Agreement, Mr. Russell agreed to release and discharge Shire from his employment agreement dated November 21, 2005 (the “Russell Employment Agreement”), upon the terms of Shire Limited’s undertaking to perform the Russell Employment Agreement and be bound by its terms in the place of Shire.

Copies of each of the Amendment Agreement, the Ratification and Guaranty and the Novation Agreement are filed herewith as Exhibits 10.04, 10.05 and 10.06, respectively. The foregoing description is qualified in its entirety by reference to the full text of each of such Exhibits.

Indemnity Agreements for Directors of Shire Limited

Prior to the effectiveness of the Scheme of Arrangement, each Director of Shire entered into an indemnity agreement with Shire Limited providing that Shire Limited shall indemnify such Director for claims to the extent described therein.

A copy of the Form of Indemnity Agreement for Shire Limited Directors is filed herewith as Exhibit 10.07. The foregoing description is qualified in its entirety by reference to the full text of such Exhibit.

Press Releases

Shire Limited has issued the press releases attached as Exhibits 99.03 and 99.04, which are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

     (d)  Exhibits. The following exhibits are filed herewith:

3.01	Articles of Association of Shire Limited as adopted by special resolution on May 8, 2008
4.01
Form of Assignment and Novation Agreement between Shire Limited, Shire plc, JPMorgan Chase Bank, N.A. dated April 16, 2008 relating to the Deposit Agreement among Shire plc, JPMorgan Chase Bank, N.A. as depositary and all holders from time to time of ADRs issued thereunder dated November 21, 2005

4.02	Form of Deposit Agreement among Shire plc, JPMorgan Chase Bank, N.A. as depositary and all holders from time to time of ADRs issued thereunder dated November 21, 2005
4.03	Form of Ordinary Share Certificate of Shire Limited
4.04	Form of American Depositary Receipt Certificate of Shire Limited
10.01
Accession and Amendment Deed dated April 15, 2008 between Shire Limited, Shire plc, certain subsidiaries of Shire plc and Barclays Bank PLC as Facility Agent relating to a US $1,200,000,000 facility agreement dated February 20, 2007 (as amended by a syndication and amendment agreement dated July 19, 2007)

10.02
Supplemental Trust Deed dated April 15, 2008 between Shire Limited, Shire plc and BNY Corporate Trustee Services Limited relating to a trust deed dated May 9, 2007 relating to US $1,100,000,000 2.75% Convertible Bonds due 2014

10.03
Accession and Amendment Agreement dated April 15, 2008 between Shire Limited, Shire plc, BNY Corporate Trustee Services Limited and The Bank of New York relating to a paying and conversion agency agreement dated May 9, 2007 relating to US $1,100,000,000 2.75% Convertible Bonds due 2014

10.04	Amendment Agreement dated May 20, 2008 relating to the Amended and Restated Employment Agreement of Matthew Emmens dated March 12, 2004, as amended on November 21, 2005
10.05	Ratification and Guaranty dated May 20, 2008 relating to the Amended and Restated Employment Agreement of Matthew Emmens dated March 12, 2004
10.06	Novation Agreement dated April 11, 2008 relating to the Employment Agreement of Angus Russell dated March 10, 2004, as previously novated on November 21, 2005
10.07	Form of Indemnity Agreement for Directors of Shire Limited
99.01	Description of Shire Limited Share Capital
99.02	Description of Shire Limited American Depositary Shares and American Depositary Receipts
99.03	Press Release dated May 22, 2008
99.04	Press Release dated May 23, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant  has duly caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHIRE LIMITED

By:	/s/ A C Russell
Name: Angus Russell
Title: Chief Financial Officer

Dated: May 23, 2008

EXHIBIT INDEX

3.01	Articles of Association of Shire Limited as adopted by special resolution on May 8, 2008
4.01
Form of Assignment and Novation Agreement between Shire Limited, Shire plc, JPMorgan Chase Bank, N.A. dated April 16, 2008 relating to the Deposit Agreement among Shire plc, JPMorgan Chase Bank, N.A. as depositary and all holders from time to time of ADRs issued thereunder dated November 21, 2005

4.02	Form of Deposit Agreement among Shire plc, JPMorgan Chase Bank, N.A. as depositary and all holders from time to time of ADRs issued thereunder dated November 21, 2005
4.03	Form of Ordinary Share Certificate of Shire Limited
4.04	Form of American Depositary Receipt Certificate of Shire Limited
10.01
Accession and Amendment Deed dated April 15, 2008 between Shire Limited, Shire plc, certain subsidiaries of Shire plc and Barclays Bank PLC as Facility Agent relating to a US $1,200,000,000 facility agreement dated February 20, 2007 (as amended by a syndication and amendment agreement dated July 19, 2007)

10.02
Supplemental Trust Deed dated April 15, 2008 between Shire Limited, Shire plc and BNY Corporate Trustee Services Limited relating to a trust deed dated May 9, 2007 relating to US $1,100,000,000 2.75% Convertible Bonds due 2014

10.03
Accession and Amendment Agreement dated April 15, 2008 between Shire Limited, Shire plc, BNY Corporate Trustee Services Limited and The Bank of New York relating to a paying and conversion agency agreement dated May 9, 2007 relating to US $1,100,000,000 2.75% Convertible Bonds due 2014

10.04	Amendment Agreement dated May 20, 2008 relating to the Amended and Restated Employment Agreement of Matthew Emmens dated March 12, 2004, as amended on November 21, 2005
10.05	Ratification and Guaranty dated May 20, 2008 relating to the Amended and Restated Employment Agreement of Matthew Emmens dated March 12, 2004
10.06	Novation Agreement dated April 11, 2008 relating to the Employment Agreement of Angus Russell dated March 10, 2004, as previously novated on November 21, 2005
10.07	Form of Indemnity Agreement for Directors of Shire Limited
99.01	Description of Shire Limited Share Capital
99.02	Description of Shire Limited American Depositary Shares and American Depositary Receipts
99.03	Press Release dated May 22, 2008
99.04	Press Release dated May 23, 2008